UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

Senseonics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-198168	47-1210911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway

Germantown, MD 20876-7005

(Address of principal executive offices, including zip code)

(301) 515-7260

(Registrant’s telephone number, including area code)

ASN Technologies, Inc.

10291 South 1300 East, #118

Sandy, UT 84094

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to Form 8-K (the “Amendment”) to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 2015 (the “Form 8-K”) is to file Exhibit 16.2. As disclosed in the Form 8-K, the Registrant provided KLJ & Associates, LLP (“KLJ”), the Registrant’s prior independent registered public accountants, a copy of the disclosures in response to Item 304 of Regulation S-K in conjunction with the filing of the Form 8-K and requested that KLJ provide a letter addressed to the Securities and Exchange Commission stating whether KLJ agrees with the statements the Registrant made in response to Item 304(a) of Regulation S-K. A copy of such letter, dated December 10, 2015, is filed as Exhibit 16.2 to this Amendment.

This Amendment does not modify or update in any way disclosures made in the original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Document

2.1*†	Agreement and Plan of Merger by and among ASN Technologies, Inc., SMSI Merger Sub, Inc. and Senseonics, Incorporated, dated as of December 4, 2015.
3.1†	Certificate of Incorporation of the Registrant.
3.2†	Bylaws of the Registrant.
4.1†	Registration Rights Agreement by and among the Registrant and certain of its stockholders, dated as of December 7, 2015.
10.1†

Lease Agreement, dated as of February 4, 2008, by and between Senseonics, Incorporated and Seneca Meadows Corporate Center III Limited Partnership, as amended by the First Amendment to Lease, dated as of September 25, 2012.

10.2+†	Transaction Bonus Agreement by and between Senseonics, Incorporated and Stephen DeFalco, dated as of December 4, 2015.
10.3+†	Amended and Restated 1997 Stock Option Plan of Senseonics, Incorporated, as amended to date.
10.4+†	Form of Incentive Stock Option Agreement under Senseonics, Incorporated Amended and Restated 1997 Stock Option Plan.
10.5+†	Form of Nonqualified Stock Option Agreement under Senseonics, Incorporated Amended and Restated 1997 Stock Option Plan.
10.6+†	Form of 2015 Equity Incentive Plan of Senseonics, Incorporated.
10.7+†	Form of Stock Option Grant Notice and Stock Option Agreement under Senseonics, Incorporated 2015 Equity Incentive Plan.
10.8+†	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under Senseonics, Incorporated 2015 Equity Incentive Plan.
10.9+†	Form of Indemnification Agreement between the Registrant and its directors and executive officers.
10.10+†	Amended and Restated Executive Employment Agreement by and between Senseonics, Incorporated and Timothy T. Goodnow, dated as of July 24, 2015.
10.11+†	Amended and Restated Executive Employment Agreement by and between Senseonics, Incorporated and Mukul Jain, dated as of July 30, 2015.
10.12+†	Executive Employment Agreement by and between Senseonics, Incorporated and Mirasol Panlilio, dated as of August 10, 2015.
10.13+†	Amended and Restated Executive Employment Agreement by and between Senseonics, Incorporated and R. Don Elsey, dated as of July 27, 2015.
10.14†

Loan and Security Agreement, by and between Senseonics, Incorporated and Oxford Finance LLC, dated as of July 31, 2014, as amended by the Consent and First Amendment to Loan and Security Agreement, dated as of December 7, 2015.

Exhibit No.	Document
10.15†	Form of Secured Promissory Note issued to Oxford Finance LLC by Senseonics, Incorporated, dated as of July 31, 2014 and December 23, 2014.
10.16†	Form of Secured Promissory Note issued to Oxford Finance LLC by Senseonics, Incorporated, dated as of December 7, 2015.
10.17†	Form of Replacement Warrant to Purchase Common Stock issued to Oxford Finance LLC by Senseonics, Incorporated, dated as of December 7, 2015.
10.18†	Form of Warrant to Purchase Preferred Stock issued by Senseonics, Incorporated in bridge loan financings.
10.19†	Common Stock Repurchase Agreement, by and between ASN Technologies, Inc. and Laura Magrone, dated as of December 4, 2015.
10.20†	Spin-out Agreement by and between Daniel Davis and ASN Technologies, Inc., dated as of December 4, 2015.
10.21†	Note Purchase Agreement by and between the Registrant and Energy Capital LLC, dated as of December 7, 2015.
10.22†	Unsecured Promissory Note issued by the Registrant to Energy Capital LLC, dated as of December 7, 2015.
10.23†	Resignation Letter of Daniel Davis.
10.24#†	Exclusive Distribution Agreement, by and between Senseonics, Incorporated and Rubin Medical, dated as of September 14, 2015.
16.1†	Letter from PricewaterhouseCoopers LLP.
16.2	Letter from KLJ & Associates, LLP.
21.1†	Subsidiaries of the Registrant.
99.1†	Financial Statements for Senseonics, Incorporated for the years ended December 31, 2014 and 2013.
99.2†	Financial Statements for Senseonics, Incorporated for the nine months ended September 30, 2015 and 2014.
99.3†	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2014 and the Nine Months ended September 30, 2015.

*                                         Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Agreement and Plan of Merger to the Securities and Exchange Commission upon request.

#                                         Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment and have been separately filed with the Securities and Exchange Commission.

+              Indicates management contract or compensatory plan.

†                                         These exhibits were previously filed with the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2015

SENSEONICS HOLDINGS, INC.

By:	/s/ R. Don Elsey
R. Don Elsey
Chief Financial Officer